EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
CK Witco Corporation

      We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.





Stamford, Connecticut

April 26, 2000